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                                 Exhibit 10.13

                                WARRANT AGREEMENT
                               (GTH CAPITAL, INC.)

        This Agreement is entered into as of May 17, 2002, between J2 Communications ("COMPANY") and GTH Capital, Inc. ("HOLDER").

        WHEREAS, the Company and National Lampoon Acquisition Group, LLC and certain of its affiliates (collectively "NLAG") have entered into a Preferred Stock and Warrant Purchase Agreement dated April 25, 2002, as amended by the First Amendment to Preferred Stock and Warrant Purchase Agreement dated May 17, 2002, and certain related agreements, dated the date hereof (collectively, "RELATED AGREEMENTS"), incorporated herein by reference;

        WHEREAS, NLAG has required as a condition to entering into the Related Agreements, that the Company shall issue to Holder a Warrant to purchase certain of its equity securities;

        WHEREAS, in satisfaction of such condition, the Company is prepared to issue warrants ("WARRANTS") to purchase one thousand two hundred forty-three (1,243) shares (the "WARRANT SHARES") of Series B Convertible Preferred Stock, no par value, of Company ("SERIES B PREFERRED"), convertible into shares of Common Stock, no par value, of the Company (the "CONVERSION SHARES"), as evidenced by a Warrant Certificate, substantially in the form of EXHIBIT A hereto, on the terms and conditions set forth herein and therein; and

        WHEREAS, the Holder desires to acquire the Warrants on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

        1. Issuance of Warrants. Subject to the terms and conditions of this Agreement, the Company hereby issues the Warrants to the Holder simultaneously with the execution and delivery of this Agreement and the Related Agreements by delivery to the Holder of a Warrant Certificate registered in the name of the Holder representing the Warrants.

        2. Representations and Warranties. Holder hereby represents and warrants to the Company as follows:

            a. Organization and Standing. Holder is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

            b. Power. Holder has all requisite power and authority to enter into this Agreement and all other documents contemplated hereby to which Holder is to be a


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party.

            c. Authorization. Holder has taken all actions necessary to authorize it to perform all of its obligations under this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement is a legally valid and binding obligation of Holder enforceable against it in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally.

            d. Knowledge. Holder is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of its investment, has no need for liquidity in its investment and has the ability to bear the economic risks of its investment.

            e. Investment. Holder is acquiring the Warrants for investment for its own account and not with the view to, or for resale in connection with, any public distribution thereof. Holder understands that the Warrants, the Warrant Shares and the Conversion Shares have not been registered under the Securities Act or under any state securities laws by reason of a specified exemption from the registration provisions of the Securities Act and such state securities laws which depends upon, among other things, the bona fide nature of such purchaser's investment intent as expressed herein.

            f. Resale Restrictions. Holder acknowledges that the Warrants, the Warrant Shares and the Conversion Shares acquired by it must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

            g. Exemption from Securities Act. The offer and sale by the Company of the Warrants, the Warrant Shares and the Conversion Shares to the Holder, as contemplated by this Agreement, qualifies for exemption from the registration requirements of the Securities Act, without limitation, pursuant to the requirements of Rule 506 promulgated thereunder in so far as such requirements apply to the purchasers of securities in a transaction relying on such rule for an exemption from the registration requirements of the Securities Act.

        3. Registration Rights. Holder shall have the registration rights and obligations with regard to the Conversion Shares as set forth in the NLAG Registration Rights Agreement entered into on the date hereof; provided, however, that, prior to June 1, 2004, the Holder shall only have, and hereby agrees only to exercise, such rights in connection with, and with respect to, an underwritten offering of Common Stock of the Company.

        4. Assignment. Except as expressly permitted herein, this Agreement is not assignable by either party without the prior written consent of the other party.

        5. Miscellaneous:


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            a. If any provision of this Agreement is held invalid for any reason, such holding shall not affect the remaining provisions of this Agreement, but instead this Agreement shall be construed and enforced as if such provision had never been included in this Agreement.

            b. The substantive laws of the State of California shall govern this Agreement, without reference to California conflict of law provisions.

            c. Any reference to the masculine, feminine or neuter gender in this Agreement shall be a reference to such other gender as is appropriate.

            d. This Warrant Agreement shall not be construed as giving Holder any right to be retained by the Company in any capacity.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                    J2 COMMUNICATIONS


                                    By:______________________________________
                                            James P. Jimirro, President


                                    GTH CAPITAL, INC.


                                    By:______________________________________
                                        Art Chang, Chief Operating Officer


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                                    EXHIBIT A

                               WARRANT CERTIFICATE

                             Void after May 16, 2007


Warrants to Purchase an Aggregate of 1,243 Shares of Series B Convertible Preferred Stock of J2 Communications

        THESE WARRANTS, THE PREFERRED STOCK ISSUABLE UPON THEIR EXERCISE, AND THE COMMON STOCK ISSUABLE UPON THEIR CONVERSION, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED, DISPOSED OF OR OFFERED FOR SALE, IN WHOLE OR IN PART, UNLESS (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW HAS BECOME EFFECTIVE WITH RESPECT THERETO OR (2) A VALID EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.WARRANTS TO PURCHASE SERIES B CONVERTIBLE PREFERRED STOCK OF J2 COMMUNICATIONS

        This is to certify that GTH Capital, Inc. ("HOLDER") is entitled to purchase, subject to the provisions of this Warrant Certificate, from J2 Communications, a California corporation ("COMPANY"), one thousand two hundred forty-three (1,243) shares of Series B Preferred Stock,no par value, of the Company ("SERIES B PREFERRED"), which are convertible into fully paid, validly issued and nonassessable shares of Common Stock, no par value, of the Company ("CONVERSION SHARES"), at an initial exercise price equal to One Hundred Ninety Seven Dollars and 29/100 Dollars ($197.29) per share of Series B Preferred, at any time or from time to time during the period from the date hereof through and including May 16, 2007 (the "TERMINATION DATE"). The number of shares of Series B Preferred to be received upon the exercise of these Warrants and the price to be paid for each share of Series B Preferred may be adjusted from time to time as hereinafter set forth. The shares of Series B Preferred deliverable upon such exercise are hereinafter sometimes referred to as "WARRANT SHARES" and the exercise price of a Warrant to purchase one share of Series B Preferred in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "EXERCISE PRICE."

        (a) Exercise of Warrant. These Warrants may be exercised in whole or in part at any time or from time to time until the Termination Date. These Warrants may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form.


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        (b) Adjustment. The Company shall make or provide for such adjustments in the numbers of Warrant Shares, in the price per Warrant Share applicable to the Warrant, and in the kind of shares covered by the Warrant, as is equitably required to prevent dilution or enlargement of the rights of Holder that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company or any other corporate transaction or event having a similar effect.

        (c) Issuance of Shares. As soon as practicable after each such exercise of Warrants, but not later than thirty (30) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If these Warrants should be exercised in part only, the Company shall, upon surrender of the Warrants for cancellation, execute and deliver new Warrants evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of the Warrants at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be physically delivered to the Holder.

        (d) Reservation Of Shares. The Company shall at all times reserve for issuance and/or delivery upon exercise of the Warrants such number of shares of its authorized but unissued Series B Preferred as shall be required for issuance and delivery upon exercise of the Warrants, and such number of its authorized by unissued Conversion Shares as shall be required for issuance and delivery upon conversion of such Warrant Shares.

        (e) Fractional Shares. No fractional shares or script representing fractional shares shall be issued upon the exercise of these Warrants. All fractional shares shall be eliminated by rounding any fraction to the nearest whole number of shares of Series B Preferred.

        (f) Exchange Of Warrant. These Warrants are exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder to purchase in the aggregate the same number of shares of Series B Preferred purchasable hereunder. The Warrants may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the denominations in which new Warrants are to be issued and signed by the Holder. The term "Warrants" as used herein includes any Warrants into which these Warrants may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of these Warrants, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of these Warrants, if mutilated, the Company will execute and deliver new Warrants of like tenor and date.


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        (g) Rights Of The Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, unless and until the Warrants are exercised, and the rights of the Holder are limited to those expressed herein and are not enforceable against the Company except to the extent set forth herein.

        IN WITNESS WHEREOF, the Company has caused these Warrants to be signed and attested by the undersigned, each being duly authorized, as of the date below.


                                    J2 COMMUNICATIONS


                                    By:__________________________________
                                          James P. Jimirro, President

Dated: May 17, 2002

Attest:


_________________________________
Bruce Vann, Acting Secretary


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                                  PURCHASE FORM


        The undersigned hereby irrevocably elects to exercise the within Warrants to the extent of purchasing _______ shares of Series B Preferred and hereby makes payment of ____________ in payment of the actual exercise price thereof.


GTH CAPITAL, INC.


By:________________________                        Date:________________________



EIN:_____________________


Address:________________________________________________________________________